ABERDEEN FUNDS

Aberdeen Natural Resources Fund

Supplement to the Aberdeen Funds Statutory Prospectus dated March 1, 2010, as amended.

The following replaces the second paragraph in the section labeled “Performance” for the Aberdeen Natural Resources Fund on page 12 of the Prospectus:

The bar chart and table below can help you evaluate potential risks of the Natural Resources Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The S&P Global Natural Resources Index is replacing the S&P North American Natural Resources Sector Index as the Fund’s benchmark. The investment manager believes that the composition of the S&P Global Natural Resources Index makes it the most meaningful comparison index given the Fund’s investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The following is added to the “Average Annual Total Returns as of December 31, 2009” chart for the Aberdeen Natural Resources Fund on page 13 of the Prospectus:

	1 Year	5 Years	Since Inception (June 29, 2004)
S&P Global Natural Resources Index (reflects no deduction for fees, expenses or taxes)	36.14%	14.39%	16.61%

THIS SUPPLEMENT IS DATED DECEMBER 7, 2010

Please keep this supplement for future reference